Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related party transactions [abstract]
Related Party Transactions [Text Block]

12. Related Party Transactions

The Company conducted transactions with senior management, directors and persons or companies related to these individuals, and paid or accrued amounts as follows:

	Year ended December 31,
	2021	2020
Salaries and other short-term benefits	$1,997	$2,351
Other long-term benefits	137	59
Share-based payment (1)	956	1,781
Total	$3,090	$4,191

(1) Share-based payment represents the amount capitalized or expensed during the period (see Note 10).

Agreements with senior management contain severance provisions in certain circumstances, including for example, for termination without cause by the Company, termination by the employee for good reason (as defined in the agreement) or in connection with a change of control. Other than Jonathan Cherry, no PolyMet director has an agreement providing for benefits upon termination.

As a result of Glencore's ownership and majority shareholder relationship, it is also a related party. In addition to the transactions and liabilities described in Notes 7, 8, and 9 the Company is a party to a Technical Services Agreement with Glencore whereby the Company reimburses Glencore for Project technical support costs requested under an agreed scope of work, primarily in detailed project design and mineral processing. During 2021, the Company recorded $0.180 million (2020 - $0.309 million) for services under this agreement.